MASSACHUSETTS INVESTORS TRUST

                      Supplement to the Current Prospectus


Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

The fund is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of the adviser, and T. Kevin Beatty, a Vice President of the adviser. Mr. Laupheimer has been a portfolio manager of the fund since 1992 and has been employed in the investment management area of the adviser since 1981. Mr. Beatty has been a portfolio manager of the fund since July 1, 2004, and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Mr. Beatty was an investment research analyst at State Street Research.

Team members may change from time to time, and a current list of team members is available by either calling MFS at the telephone number listed on the back of the prospectus or visiting the MFS website at www.mfs.com.



                  The date of this Supplement is July 1, 2004.